Webcast Presentation January 26, 2017 Q4 & Full Year 2016 Earnings

2 Q4 & FY 2016 Earnings Webcast, 1/26/17 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; product, labor or other cost fluctuations; supply chain disruptions or loss of key suppliers; expansion of business activities; exchange rate fluctuations; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; litigation, disputes, contingencies or claims; legal or regulatory matters; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; common stock dilution; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2015 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 Q4 & FY 2016 Earnings Webcast, 1/26/17 2016 Highlights …performance in-line with outlook Q4 • Reported sales were down 4% • Workday adjusted organic sales were down 4% in US and down 2% in Canada • Workday adjusted organic sales were up slightly sequentially • Free cash flow of over 160% of net income Full Year • Reported sales were down 2% • Workday adjusted organic sales were down 5% in US and down 6% in Canada • Oil and gas sales down approximately 25% • Cost controls partially mitigated sales and margin declines • Completed AED acquisition • Successfully redeemed convertible bonds • Free cash flow of over 150% of adjusted net income • January MTD sales down low single digits 3.2 (3.0) (5.3) (7.6) (6.7) (3.1) (6.2) (3.6) Organic Growth (%) Oct (3)% Nov (6)% Dec (3)% Note: See appendix for non-GAAP reconciliations. Q1 Q2 Q3 Q4 2015 Q1 2016 Q2 Q3 Q4

4 Q4 & FY 2016 Earnings Webcast, 1/26/17 Industrial End Market • Q4 2016 Sales − Workday adjusted organic sales down 7% versus prior year (down 5% in the U.S. and down 14% in Canada in local currency) − Up 2% sequentially • Reduced demand outlook, weak commodity prices, and strong U.S. dollar weighed on manufacturing sector in 2016. • Forward looking indicators have improved and customers are becoming more optimistic regarding 2017. • Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong. • Customer trends include high expectations for supply chain process improvements, cost reductions, and supplier consolidation. Organic Sales Growth versus Prior Year 36% Industrial • Global Accounts • Integrated Supply • OEM • General Industrial Renewed a multi-year contract to supply OEM materials to a global manufacturer of HVAC and air management systems. Note: See appendix for non-GAAP reconciliations. (8.6%) (13.7%) (10.1%) (10.1%) (6.8%) FY 2015 Q3 2016 Q2 2016 Q1 2016 2016 (10.2%) Q4 2016

5 Q4 & FY 2016 Earnings Webcast, 1/26/17 • Q4 2016 Sales − Workday adjusted organic sales down 2% versus prior year (down 3% in U.S. and flat in Canada in local currency) − Down 1% sequentially − Growth with commercial contractors partially offset weakness with contractors serving the industrial market • Core backlog declined 3% versus prior year. • Expecting modest uptrend in non-residential construction in 2017. • Non-residential construction market still below its prior peak in 2008. Construction • Non- Residential • Residential 34% Organic Sales Growth versus Prior Year Construction End Market Awarded contracts to supply electrical bulk materials and cabling for two international oil and gas customers (one for new construction of a LNG facility, and one for electrical MRO for an existing facility). Note: See appendix for non-GAAP reconciliations. (1.7%) (3.6%) 2.3% (5.5%) (1.9%) FY 2015 Q2 2016 Q1 2016 Q3 2016 Q4 2016 2016 (2.2%)

Utility End Market

Organic Sales Growth versus Prior Year



16%
Utility
• Investor Owned
• Public Power
• Utility Contractors
5.1%
0.6%
0.6%
(1.7%)
2.6%
2016
0.5%
FY 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Note: See appendix for non-GAAP reconciliations.

- Q4 2016 Sales
  - Workday adjusted organic sales up 3% versus prior year (up 2% in U.S. and up 5% in Canada in local currency)
  - Up 4% sequentially
- Five consecutive years of sales growth.
- Scope expansion and value creation with investor owned utility, public power, and generation customers.
- Continued interest in Integrated Supply solution offerings.
- Secular improvement in housing market, renewables growth, and consolidation trend within Utility industry expected to be positive catalysts for future spending.



Awarded a multi-year contract to provide power delivery and generation materials for a large public owned utility.

6

Q4 & FY 2016 Earnings Webcast, 1/26/17

7 Q4 & FY 2016 Earnings Webcast, 1/26/17 CIG End Market • Q4 2016 Sales − Workday adjusted organic sales down 6% versus prior year (down 10% in US and up 17% in Canada in local currency) − Down 5% sequentially • Customer focus remains on energy efficiency (lighting, automation, metering), security and FTTX (fiber-to-the-x) applications. • Continued opportunities exist to support data center construction and retrofits, cloud technology projects, and cyber and physical security for critical infrastructure protection. Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 14% Awarded a long term contract with a Canadian telecommunications provider to supply product and supply chain services to support their infrastructure expansion. Note: See appendix for non-GAAP reconciliations. 1.6% 0.4% 0.8% (1.6%) (5.8%) FY 2015 Q2 2016 Q1 2016 Q3 2016 Q4 2016 2016 (1.7%)

8 Q4 & FY 2016 Earnings Webcast, 1/26/17 Q4 2016 Results Outlook Actual YOY Sales (1)% to (4)% $1.79B (3.7)% growth Gross Margin 19.4% Down 10 bps SG&A $250M, 13.9% Down 3%, Up 10 bps (Core down 5%) Operating Profit $82M Down 9% Operating Margin 4.5% to 4.8% 4.6% Down 20 bps Effective Tax Rate ~30% 26.0% Down 200 bps 180 bps (3.8)% Growth 40 bps 290 bps $1.79B $1.86B Q4 2016 Sales Acquisitions Workday Impact Rest of World Canada U.S. Q4 2015 Sales 160 bps 30 bps (2.1)% Growth (5.6)% Growth (3.6)% Organic Growth (3.7)% Growth *See appendix for non-GAAP reconciliations. Foreign Exchange 30 bps

9 Q4 & FY 2016 Earnings Webcast, 1/26/17 Full Year 2016 Results Outlook Actual YOY Sales (2)% to (3)% $7.34B (2.4)% growth Gross Margin 19.7% Down 20 bps SG&A $1,049M, 14.3% Down 1%, Up 30 bps (Core down 4%) Operating Profit $332M Down 11% Operating Margin 4.5% to 4.6% 4.5% Down 50 bps Effective Tax Rate ~ 29% 28.0% Down 50 bps 310 bps (4.5)% Growth 120 bps 340 bps $7.34B $7.52B FY 2016 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. FY 2015 Sales 100 bps 30 bps (6.0)% Growth (5.8)% Growth (4.9)% Organic Growth (2.4)% Growth *See appendix for non-GAAP reconciliations. 40 bps Workday Impact

10 Q4 & FY 2016 Earnings Webcast, 1/26/17 Diluted EPS Walk Q4 FY 2015 $1.03) $4.18) Core operations (0.12) (0.68) Acquisitions 0.01) 0.15) Foreign exchange impact 0.00) (0.07) Tax 0.08) 0.07) Share count (0.04) 0.15) Q3 After tax loss on debt redemption (1.70) 2016 $0.96) $2.10) Q3 Pretax loss on debt redemption 2.54) Q3 Tax effect of loss debt on redemption (0.84) Adjusted 2016 $0.96) $3.80)

11 Q4 & FY 2016 Earnings Webcast, 1/26/17 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 261.4 282.2 2015 2016 Cash Generation Free Cash Flow ($ Millions) See appendix for non-GAAP reconciliations. 154% of adjusted net income 125% of net income > $1B of free cash flow over last 4 years 2014 Target Leverage 2.0x – 3.5x 3.5X Leverage (Total Par Debt to TTM EBITDA) 2015 2016

12 Q4 & FY 2016 Earnings Webcast, 1/26/17 2017 Outlook Q1 FY Sales (3)% to flat Flat to 4% Operating Margin 3.8% to 4.1% 4.4% to 4.6% Effective Tax Rate ~ 30% ~ 30% Diluted EPS $3.60 to $4.00 Free Cash Flow >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.75 in Q1. See appendix for non-GAAP reconciliations. …sales and EPS outlook in line with 2017 Outlook Call range

13 Q4 & FY 2016 Earnings Webcast, 1/26/17 Appendix NON-GAAP FINANCIAL MEASURES This earnings release includes certain non-GAAP financial measures. These financial measures include normalized organic sales growth, gross profit, financial leverage, free cash flow, adjusted net income and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors in order to provide a better understanding of the Company's organic growth trends, capital structure position and liquidity on a comparable basis. Additionally, certain of the aforementioned non-GAAP measures either focus on or exclude transactions impacting comparability of results, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

14 Q4 & FY 2016 Earnings Webcast, 1/26/17 WESCO Profile 2016 36% 34% 16% 14% 40% 15% 14% 12% 11% 8% Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Automation, Controls & Motors Lighting & Sustainability General Supplies Communications & Security Wire, Cable & Conduit Electrical Distribution & Controls

15 Q4 & FY 2016 Earnings Webcast, 1/26/17 Sales Growth 2014 2015 2016 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Change in Net Sales 0.2 5.9 7.6 6.1 5.0 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) (3.6) (3.7) (2.4) Acquisition Impact 0.5 1.6 1.8 1.6 1.4 1.2 1.6 2.0 3.0 2.0 3.9 3.7 2.9 1.8 3.1 Core (0.3) 4.3 5.8 4.5 3.6 (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) (6.5) (5.5) (5.5) FX Impact (1.9) (1.7) (0.9) (2.0) (1.6) (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) (0.3) (0.3) (1.0) Organic 1.6 6.0 6.7 6.5 5.2 1.6 (3.0) (5.3) (6.0) (3.3) (3.5) (3.1) (6.2) (5.2) (4.5) Workday Impact (1.6) (0.4) (1.6) 1.6 3.2 (1.6) 0.4 Normalized Organic 1.6 6.0 6.7 8.1 5.6 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (6.2) (3.6) (4.9) (%) Note: Core sales growth excludes acquisitions during the first year ownership.

16 Q4 & FY 2016 Earnings Webcast, 1/26/17 Q4 2016 Sales Growth – Geography U.S. Canada International Total Change in net sales (USD) (3.0) (4.1) (10.9) (3.7) Impact from acquisitions 2.4 - - 1.8 Impact from foreign exchange rates - (0.3) (3.7) (0.3) Impact from number of workdays (1.6) (1.6) (1.6) (1.6) Normalized organic sales growth (3.8) (2.2) (5.6) (3.6) (%)

17 Q4 & FY 2016 Earnings Webcast, 1/26/17 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q4 2016 vs. Q4 2015 Q4 2016 vs. Q3 2016 Full Year 2016 vs. 2015 Q4 Q4 Q4 Q3 2016 2015 % Growth 2016 2016 % Growth 2016 2015 % Growth Industrial Core 645 707 (8.7) % 647 658 (1.7)% 2,641 2,958 (10.7)% Construction Core 584 607 (3.7) % 613 642 (4.6)% 2,320 2,401 (3.4)% Utility Core 294 291 0.9% 293 292 0.5% 1,163 1,158 0.4% CIG Core 243 263 (7.7) % 247 270 (8.5)% 1,008 1,029 (2.1)% Total Core Gross Sales 1,766 1,868 (3.7) % 1,800 1,862 (3.3)% 7,132 7,546 (5.5)% Total Gross Sales from Acquisitions 34 - - - - -00 232 - -00 Total Gross Sales 1,800 1,868 (3.7) % 1,800 1,862 (3.3)% 7,364 7,546 (2.4)% Gross Sales Reductions/Discounts (7) (7) - (7) (7) -00 (28) (27) -00 Total Net Sales 1,793 1,861 (3.7) % 1,793 1,855 (3.3)% 7,336 7,519 (2.4)%

18 Q4 & FY 2016 Earnings Webcast, 1/26/17 Q4 2016 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth (8.7) (3.7) 0.9 (7.7) (5.5) Workday Impact (1.6) (1.6) (1.6) (1.6) (1.6) Workday Adjusted Core Growth (7.1) (2.1) 2.5 (6.1) (3.9) FX Impact (0.3) (0.2) (0.1) (0.3) (0.3) Workday Adjusted Organic Growth (6.8) (1.9) 2.6 (5.8) (3.6) (%)

19 Q4 & FY 2016 Earnings Webcast, 1/26/17 FY 2016 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth (10.7) (3.4) 0.4 (2.1) (5.5) Workday Impact 0.4 0.4 0.4 0.4 0.4 Workday Adjusted Core Growth (11.1) (3.8) - (2.5) (5.9) FX Impact (0.9) (1.6) (0.5) (0.8) (1.0) Workday Adjusted Organic Growth (10.2) (2.2) 0.5 (1.7) (4.9) (%)

20 Q4 & FY 2016 Earnings Webcast, 1/26/17 Adjusted Tax Rate ($ Millions) Q4 2015 FY 2015 Reported Results Adjustments (1) Adjusted Results Reported Results Adjustments (1) Adjusted Results Income before income taxes 80.1 (9.4) 70.7 303.9 (9.4) 294.5 Provision for income taxes 31.5 (11.7) 19.8 95.5 (11.7) 83.8 Effective tax rate 39.3% 28.0% 31.4% 28.5% (1) Relates to the resolution of transfer pricing matters.

21 Q4 & FY 2016 Earnings Webcast, 1/26/17 2029 Debentures Loss Non-GAAP Reconciliation FY 2016 Reported Results Adjustments Adjusted Results Operating profit $ 332.0 - $ 332.0 Interest 76.6 - 76.6 Loss on debt redemption 123.9 (123.9) 1 - Income before income taxes 131.5 123.9 255.4 Taxes 30.4 41.2 1 71.6 Effective tax rate 23.1% 28.0% Net income 101.1 82.7 183.8 Less: Non-controlling interest (0.5) - (0.5) Net income attributable to WESCO $ 101.6 82.7 $ 184.3 Adjusted Earnings per Diluted Shares: Diluted earnings per common share (as reported) $2.10 Loss on debt redemption 2 2.54 Tax effect of loss on debt redemption 2 (0.84) Adjusted diluted earnings per common share $3.80 (1) Represents the third quarter loss on debt redemption and related income tax benefit. (2) The loss on debt redemption and related income tax benefits are based on third quarter diluted shares of 48.7 million. ($ Millions, except for EPS)

22 Q4 & FY 2016 Earnings Webcast, 1/26/17 Outstanding at December 31, 2015 Outstanding at December 31, 2016 Debt Maturity Schedule AR Revolver (V) 525 380 2018 Inventory Revolver (V) 75 4 2020 2019 Term Loans (V) 175 145 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) - 350 2024 2029 Convertible Bonds (F) 345 - 2029 (1) Other (V) 45 24 N/A Total Par Debt 1,665 1,403 Capital Structure Key Financial Metrics YE 2015 YE 2016 Cash 160 110 Capital Expenditures 22 18 Free Cash Flow (2) 261 282 Liquidity (3) 546 705 ($ Millions) V = Variable Rate Debt 1 = Redeemed on September 15, 2016. F = Fixed Rate Debt 2 = Cash flow provided by operations less capital expenditures. 3 = Total availability under asset-backed credit facilities plus invested cash.

23 Q4 & FY 2016 Earnings Webcast, 1/26/17 Financial Leverage Twelve Months Ended December 31, 2016 Financial leverage ratio: Income from operations $ 332 Depreciation and amortization 67 EBITDA $ 399 December 31, 2016 Current debt and short-term borrowings $ 22 Long-term debt 1,363 Debt discount and deferred financing (1) 18 Total debt $ 1,403 Less: cash and cash equivalents $ 110 Total debt, net of cash $ 1,293 Financial leverage ratio 3.5X Financial leverage ratio, net of cash 3.2X (1)Long-term debt is presented in the condensed consolidated balance sheet as of December 31, 2016 net of deferred financing fees and discount related to the term loan. ($ Millions)

24 Q4 & FY 2016 Earnings Webcast, 1/26/17 ($ Millions) 2014 2015 2016 Amortization of Debt Discount* 4.1 6.1 3.0 Amortization of Deferred Financing Fees 4.4 6.1 3.6 FIN 48 1.0 (8.7) 1.2 Total 9.5 3.5 7.8 Non-Cash Interest Expense * Includes convertible debt and term loan.

25 Q4 & FY 2016 Earnings Webcast, 1/26/17 Free Cash Flow Reconciliation Q4 2015 Q4 2016 YTD 2015 YTD 2016 Cash flow provided by operations 107.1 83.0 283.1 300.2 Less: Capital expenditures (5.5) (4.8) (21.7) (18.0) Free Cash Flow 101.6 78.2 261.4 282.2 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's other investing and financing activities. ($ Millions)

26 Q4 & FY 2016 Earnings Webcast, 1/26/17 Work Days Q1 Q2 Q3 Q4 FY 2014 63 64 64 62 253 2015 62 64 64 63 253 2016 64 64 64 62 254 2017 64 64 63 62 253